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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  April 11, 2000
                                                --------------------------------

                             Equity Marketing, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                            23346                  13-3534145
--------------------------------  ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
      incorporation)                                        Identification No.)

  6330 San Vicente Boulevard, Los Angeles, California            90048
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  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (323) 932-4300
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.

          Reference is made to the press release of the registrant, issued on March 29, 2000, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         None.

(b)      PRO FORMA FINANCIAL INFORMATION.

         None.

(c)      EXHIBITS.

Exhibit No.       Description
-----------       -----------

Exhibit 10.5 Fourth Amendment to Amended and Restated Credit Agreement dated as of January 25, 2000 between Equity Marketing, Inc.,
                  Sanwa Bank California and Imperial Bank.

Exhibit 10.6 Fifth Amendment to Amended and Restated Credit Agreement dated as of March 13, 2000 between Equity Marketing, Inc., Sanwa
                  Bank California and Imperial Bank.

Exhibit 10.7 Sixth Amendment to Amended and Restated Credit Agreement dated as of March 24, 2000 between Equity Marketing, Inc., Sanwa
                  Bank California and Imperial Bank.

Exhibit 10.8 Agreement of Office Lease dated as of July 17, 1998, as amended as of February 9, 1999, between Miracle Mile, L.L.C.
                  and Equity Marketing, Inc.

Exhibit 10.9      Agreement of Lease, dated March 10, 2000 between Wide Harvest
                  Investment Ltd and Equity Marketing Hong Kong, Ltd.

Exhibit 99.1      Press Release of Equity Marketing, Inc. issued on March 29,
                  2000.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EQUITY MARKETING, INC.
                                      -----------------------------------------
                                                      (Registrant)


Date April 11, 2000                  /s/ Leland P. Smith
----------------------               ------------------------------------------
                                                       (Signature)
                                      Leland P. Smith
                                      Senior Vice President, General Counsel
                                      and Secretary

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

Exhibit 10.5 Fourth Amendment to Amended and Restated Credit Agreement dated as of January 25, 2000 between Equity Marketing, Inc.,
                  Sanwa Bank California and Imperial Bank.

Exhibit 10.6 Fifth Amendment to Amended and Restated Credit Agreement dated as of March 13, 2000 between Equity Marketing, Inc., Sanwa
                  Bank California and Imperial Bank.

Exhibit 10.7 Sixth Amendment to Amended and Restated Credit Agreement dated as of March 24, 2000 between Equity Marketing, Inc., Sanwa
                  Bank California and Imperial Bank.

Exhibit 10.8 Agreement of Office Lease dated as of July 17, 1998, as amended as of February 9, 1999, between Miracle Mile, L.L.C.
                  and Equity Marketing, Inc.

Exhibit 10.9      Agreement of Lease, dated March 10, 2000 between Wide Harvest
                  Investment Ltd and Equity Marketing Hong Kong, Ltd.

Exhibit 99.1      Press Release of Equity Marketing, Inc. issued on March 29,
                  2000.
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